SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS High Conviction Global Bond Fund
The following changes are effective immediately:
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Bernhard Falk, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Joseph Bowen, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2019.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2019.
Please Retain This Supplement for Future Reference

April 10, 2019
PROSTKR-27